THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12 (2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

Issue Date: February 22, 2010

Conversion Price (subject to adjustment herein): US$0.50

U.S. $________

5% CONVERTIBLE NOTE

FOR VALUE RECEIVED, KORE NUTRITION INCORPORATED (the “Company”) promises to pay to ________________________ or its registered assigns (the “Holder”), the principal sum of ___________________DOLLARS ($______________) in lawful currency of the United States (the “Principal Amount”) on April 30, 2010 or such earlier date as the Note may be permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at rate of 5% per annum, subject to section 4.1 below, payable on the earlier of (i) the Conversion Date (as hereafter defined) and (ii) the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) in cash. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any part of the Principal Amount converted, provided that the Company in fact delivers the Conversion Shares (as hereinafter defined). Interest hereunder will be paid to the Holder. The Company may prepay any portion of the Principal Amount without the prior written consent of the Holder subject to the prepayment terms and conditions set out in Section 4 hereto.

This Note is subject to the following additional provisions:

1.            Subscription Agreement

This Note has been issued pursuant to a subscription agreement between the Company and the Holder dated February 22, 2010 (the “Subscription Agreement”) pursuant to which the Holder purchased this Note, and this Note is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Note. This Note may not be transferred or exchanged.

2.              Events of Default

2.1            “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)

any default in the payment of the Principal Amount of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(b)

the Company shall fail to observe or perform any other covenant or agreement contained in this Note or the Subscription Agreement which failure is not cured, if possible to cure, within 30 calendar days after notice of such default is sent by the Holder to the Company; or

(c)

the Company or any of its subsidiaries (each a “Subsidiary”) shall commence, or there shall be commenced against the Company or any Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary or there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing.

2.2            If any Event of Default occurs, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Upon payment of the full Principal Amount, together with interest and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.              Conversion

3.1            At any time after the Issue Date until this Note is no longer outstanding, this Note may be converted into Conversion Shares at any time and from time-to-time, in whole or in part, at the option of the Holder. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the amount of principal and interest to be converted and the date on which such conversion is to be effected (a “Conversion Date”); provided that the date upon which any such conversion may be effected may not be less than 5 calendar days following the date of delivery of the Notice of Conversion. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that is 10 calendar days after such Notice of Conversion is delivered to the Company. To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 10 business days of receipt of such notice. The Holder, by acceptance of this Note, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

3.2            The number of Conversion Shares issuable upon a conversion of any outstanding principal under the Note shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of outstanding principal to be converted and (y) is the Conversion Price (as hereinafter defined).

3.3            The number of Conversion Shares issuable upon a conversion of any accrued and outstanding interest on the Note (the “Accrued Interest”) shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of Accrued Interest to be converted and (y) is the Market Price on the Conversion Date.

3.4            Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares (bearing such legends as may be required by applicable law and those required by the Subscription Agreement) representing the number of Conversion Shares being acquired upon the conversion of Note.

3.5            The conversion price (the “Conversion Price”) in effect on any Conversion Date shall be equal to $0.50.

3.6            The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares as is necessary in order to ensure that a sufficient number are available for the purpose of issuance of Conversion Shares upon conversion of this Note, free from pre-emptive rights or any other actual contingent purchase rights of Persons other than the Holder. The Company covenants that all Conversion Shares shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

3.7            Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded up or down to the nearest whole number.

If the Company, at any time while this Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

4.            Prepayment

If the aggregate unconverted and outstanding Principal Amount of this Note is converted by the Holder on or before March 31, 2010 then the Holder shall not be entitled to any interest, Accrued Interest or other amount deemed interest due under the Note.

The Company may, from time to time at its option, upon ten (10) days’ prior written notice (a “Prepayment Notice”) to the Holder, prepay (each a “Prepayment”) all or part of this Note (with all accrued and unpaid interest thereon) prior to the Maturity Date (the “Outstanding Principal”). The Prepayment (less any tax required to be withheld by the Company) shall be paid by cheque or by such other reasonable means as the Company deems desirable. The mailing of such cheque from the Company's registered office, or the payment by such other reasonable means as the Company deems desirable, on or before the prepayment date shall be deemed to be payment on the Prepayment date unless the cheque is not paid upon presentation or payment by such other means is not received. Notwithstanding the foregoing, the Company shall be entitled to require at any time, and from time to time, that the Prepayment be paid to the Holder only upon presentation and surrender at the registered office of the Company or at any other place or places designated by the Prepayment Notice. If only a part of the Note is to be prepaid, a new certificate for the balance shall be issued at the expense of the Company.

At any time after a Prepayment Notice is given, the Company shall have the right to deposit the amount of the prepayment with any chartered bank or banks or with any trust company or trust companies in British Columbia named for such purpose in the Prepayment Notice to the credit of a special account or accounts in trust for Holder, to be paid to it upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the Note. Upon such deposit or deposits being made or upon the prepayment date, whichever is later, the Note shall be and be deemed to be paid and the rights of the Holder shall be limited to receiving, without interest, the amount so deposited. Any interest allowed on such deposit or deposits shall accrue to the Company.

5.            Notices

Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing, sent by a nationally recognized overnight courier service or by facsimile, addressed to the Company, Attn: President at the facsimile telephone number or address of the Company appearing on the books of the Company or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Note was delivered. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Pacific Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

6.            Definitions

For the purposes hereof, in addition to the terms defined elsewhere in this Note: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)	“Accrued Interest” has the meaning set forth in Section 3.3 hereto.

(b)

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or Canada or a day on which banking institutions in the State of Nevada or the Province of British Columbia are authorized or required by law or other government action to close.

(c)	“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

(d)	“Conversion Date” has the meaning set forth in Section 3.1 hereof.

(e)	“Conversion Price” has the meaning set forth in Section 3.5 hereof.

(f)	“Conversion Share” means shares of the Company’s Common Stock into which principal and Interest due pursuant to this Note may be converted.

(g)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)	“Issue Date” shall have the meaning shown on the first page of this Note.

(i)

“Market Price” means as of a particular date (the “Valuation Date”), the following with respect to the Company’s Common Stock: (A) if the Common Stock is then listed on a national stock exchange, the Market Price shall be the closing bid price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date, provided that if such Common Stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing bid price of the Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; (B) if the Common Stock is then included in the Financial Industry Regulatory Authority Over-the-Counter Bulletin Board, the Market Price shall be the closing sale price of one share of the Common Stock on the Over-the-Counter Bulletin Board on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the Over-the-Counter Bulletin Board as of the end of the last Trading Day prior to the Valuation Date, provided that if the Common Stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of the Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded; or (C) if the Common Stock is not traded on any of the exchanges or quotation services referred to in (A) or (B) above and is then included in the “pink sheets”, the Market Price shall be the closing sale price of one share of the Common Stock on the “pink sheets” on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last Trading Day prior to the Valuation Date, provided that if the Common Stock has not traded in the prior ten (10) trading sessions, the Market Price shall be the average closing price of one share of the Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded.

(j)	“Outstanding Principal” has the meaning set out in Section 4.1 hereto.

(k)	“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(l)	“Prepayment” has the meaning set out in Section 4.1 hereto.

(m)	“Prepayment Notice” has the meaning set out in Section 4.1 hereto.

(n)

“Subscription Agreement” means the Subscription Agreement, dated as of February 22, 2010, to which the Company and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

(o)	“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(p)

“Trading Day” means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

7.            Replacement of Note if Lost or Destroyed

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

8.            Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

9.            Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

10.            Usury

If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

11.            Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.

KORE NUTRITION INCORPORATED

Per:
Authorized Signatory

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 5% Convertible Note of Kore Nutrition Incorporated, a Nevada corporation (the “Company”), due on April 30, 2010, into shares of the Company’s common stock (each a “Share”) as of the date written below. The undersigned will pay all transfer taxes, intangible or other taxes payable with respect hereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion.

The undersigned agrees to comply with any prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Shares.

Conversion calculations: _____________________________

Date to Effect Conversion: ____________________________

Principal Amount of Note to be Converted: ________________

Accrued Interest to be Converted: _______________________

Number of Shares to be issued: _________________________

Signature:_________________________________________

_________________________________________________
Name:

_________________________________________________
Address: